UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

________________________

FORM 8-K

________________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 11, 2023

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Xenetic Biosciences, Inc.

(Exact name of registrant as specified in charter)

Nevada	001-37937	45-2952962
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

945 Concord Street
Framingham, Massachusetts	01701
(Address of principal executive offices)	(Zip Code)

(781) 778-7720

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	XBIO	The Nasdaq Stock Market
Purchase Warrants	XBIOW	The Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.03.	Material Modification to Rights of Security Holders.

To the extent required by Item 3.03 of Form 8-K, the information set forth in Item 5.03 herein is incorporated herein by reference.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Pursuant to the approval of the Company’s Board of Directors (the “Board”) and the Financing Committee of the Board, on May 11, 2023, Xenetic Biosciences, Inc. (the “Company”) filed a Certificate of Change to the Company’s Articles of Incorporation (the “Change”) with the Secretary of State of the State of Nevada to effect a one-for-ten reverse stock split of its authorized, issued and outstanding common stock (the “Reverse Stock Split”). Pursuant to NRS 78.207, no consent or approval of the stockholders is required for the Reverse Stock Split.

The Change and the Reverse Stock Split will be effective at 12:01 a.m., Eastern Time, on May 15, 2023 (the “Effective Time”) pursuant to the terms of the Change. At the Effective Time, the total number of shares of common stock, par value $0.001 per share (“Common Stock”), authorized by the Company will be reduced from 100,000,000 shares of Common Stock to 10,000,000 shares of Common Stock, and the total number of shares of Common Stock issued and outstanding will be reduced from 15,166,596 shares of Common Stock to approximately 1,516,660 shares of Common Stock (subject to adjustment due to the effect of rounding fractional shares up to the nearest whole share). No fractional shares will be issued as a result of the Reverse Stock Split. Any fractional shares that would result from the Reverse Stock Split will be rounded up to the nearest whole share.

All shares of the Company’s Common Stock subject to all outstanding equity awards and the exercise price of any such award (if applicable) and the number of shares remaining available for issuance under the Amended and Restated Xenetic Biosciences, Inc. Equity Incentive Plan, and all shares underlying outstanding preferred stock, warrants and other derivative securities of the Company, including exercise prices and conversion rates (if applicable) will be proportionately adjusted for the Reverse Stock Split.

The Company expects that upon the opening of trading on May 15, 2023, its Common Stock will trade on the Nasdaq Capital Market on a split-adjusted basis under the current trading symbol “XBIO” and the new CUSIP number 984015 602. A copy of the Certificate of Change is filed as Exhibit 3.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 7.01.	Regulation FD Disclosure.

On May 12, 2023, the Company issued a press release announcing the Reverse Stock Split. The full text of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and hereby incorporated herein by reference. The information in this Item 7.01, including Exhibit 99.1 attached hereto, shall not be deemed “filed” for the purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Exchange Act or the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

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FORWARD LOOKING STATEMENTS

This Form 8-K, including the press release, contains forward-looking statements that we intend to be subject to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. All statements contained in this Form 8-K, including the press release, other than statements of historical facts may constitute forward-looking statements within the meaning of the federal securities laws. These statements can be identified by words such as “expects,” “plans,” “projects,” “will,” “may,” “anticipates,” “believes,” “should,” “intends,” “estimates,” and other words of similar meaning. Any forward-looking statements contained herein are based on current expectations, and are subject to a number of risks and uncertainties. Many factors could cause our actual activities, performance, achievements or results to differ materially from the activities and results anticipated in forward-looking statements. These risks and uncertainties include those described in the “Risk Factors” section as detailed from time to time in the Company’s reports filed with the Securities and Exchange Commission (“SEC”), including the Company’s annual report on Form 10-K, periodic quarterly reports on Form 10-Q, current reports on Form 8-K and other documents filed with the SEC. In addition, forward-looking statements may also be adversely affected by general market factors, general economic and business conditions, including potential adverse effects of public health issues, such as the COVID-19 outbreak (including any new variant strains of the underlying virus), geopolitical events, such as the Russian invasion of Ukraine, and financial market instability or disruptions to the banking system due to bank failures, on economic activity, competitive product development, product availability, federal and state regulations and legislation, the regulatory process for new product candidates and indications, manufacturing issues that may arise, patent positions and litigation, among other factors. The forward-looking statements contained in this Form 8-K, including the press release, speak only as of the date the statements were made, and the Company does not undertake any obligation to update forward-looking statements, except as required by law.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
3.1	Certificate of Change to Articles of Incorporation.
99.1	Press Release dated May 12, 2023.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

XENETIC BIOSCIENCES, INC.

By: /s/ James Parslow
Date: May 12, 2023	Name: James Parslow
Title: Chief Financial Officer

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